Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# CLASS A COMMON STOCK CLASS A COMMON STOCK PO € 0.04 par value THIS CERTIFICATE IS TRANSFERABLE MR ADD ADD ADD ADD IN CANTON, MA, JERSEY CITY, NJ AND 43 2 1 A BOX COLLEGE STATION, TX DESIGNATION SAMPLE Certificate 43004, * * (IF Number * * * ANY) LyondellBasell ZQ00000000 **** Providence, LYONDELLBASELL INDUSTRIES N.V. ***** RI ****** INCORPORATED UNDER THE LAWS OF THE NETHERLANDS ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample 02940 **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David - Industries THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr MR . Alexander.David SAMPLE Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. 3004 N Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** CUSIP N53745 10 0 . Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample V **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David . Sample **** Mr. Alexander MR David Sample . SAMPLE **** Mr. Alexander David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares*** *000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares**** 000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****0 00000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****00 ***ZERO HUNDRED THOUSAND 0000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000 000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****0000 00** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****00000 0** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000 ZERO HUNDRED AND ZERO*** ** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000* *Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** S FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF LyondellBasell Industries N.V. (hereinafter called the “Company”), transferable on the books of the Company Total DTC in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and Holder CUSIP the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Number Certificateof Insurance ID Association, as amended, of the Company (copies of which are on file with the Company and with the Transfer Value Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Transaction Numbers Shares 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY 6 5 4 3 2 1 12345678 COUNTERSIGNED AND REGISTERED: Num/No COMPUTERSHARE TRUST COMPANY, N.A. . CEO and Chairman of the Management Board TRANSFER AGENT AND REGISTRAR, 6 5 4 3 2 1 Denom . XXXXXX 1,000,000 7 6 5 4 3 2 1 . XX Total 123456789012345 123456 00 XXXXXXXXXX X Corporate Secretary By AUTHORIZED SIGNATURE

LYONDELLBASELL INDUSTRIES N.V. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF ASSOCIATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE SUPERVISORY BOARD OF THE COMPANY, AND THE AUTHORITY OF THE SUPERVISORY BOARD TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE SUPERVISORY BOARD MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. THE COMPANY HAS AUTHORIZED THE TRANSFER AGENT TO ACKNOWLEDGE THE TRANSFER OF SHARES ON ITS BEHALF, WHICH ACKNOWLEDGMENT IS REQUIRED BY NETHERLANDS LAW. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act . (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -Custodian (until age ) (Cust) .under Uniform Transfers to Minors Act . (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) _ Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: __20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, wi thout alteration or enlargement, or any change whatever. ACKNOWLEDGMENT The undersigned, on behalf of the Company, hereby acknowledges the transfer of the shares represented hereby and confirms that entry hereof has been made in the Company’s shareholders’ register. LyondellBasell Industries N.V. Corporate Secretary CEO and Chairman of the Management Board